   As filed with the Securities and Exchange Commission on September 10, 1996
                                                     Registration No. 333-

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933
                               -------------------

                            COMPUTRON SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                      13-2966911
  (State or other jurisdiction               (IRS Employer Identification No.)
of incorporation or organization)

                             MEADOWS OFFICE COMPLEX
                               301 ROUTE 17 NORTH
                          RUTHERFORD, NEW JERSEY 07070
               (Address of principal executive offices) (Zip Code)
                                 (201) 935-3400

                               -------------------
                             1995 STOCK OPTION PLAN
                            (Full title of the Plan)
                               -------------------

                                 ADRIAN PETERS
                             CHIEF EXECUTIVE OFFICER
    MEADOWS OFFICE COMPLEX, 301 ROUTE 17 NORTH, RUTHERFORD, NEW JERSEY 07070
                    (Name and address of agent for service)
                                 (201) 935-3400
          (Telephone number, including area code, of agent for service)

                               -------------------

                         CALCULATION OF REGISTRATION FEE
================================================================================

                                                             Proposed              Proposed
      Title of                                               Maximum               Maximum
     Securities                         Amount               Offering              Aggregate            Amount of
       to be                            to be                 Price                Offering           Registration
    Registered                       Registered(1)          per Share(2)           Price(2)                Fee
    ----------                   --------------------    -----------------    ------------------    ------------------

1995 Stock Option Plan
- ----------------------

Options to Purchase
Common Stock, $0.01 par value         1,500,000                  N/A                 N/A                   N/A

Common Stock, $0.01 par value      1,500,000 shares            $3.875            $5,812,500            $2,004.31

===============================================================================

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the Computron Software, Inc. 1995 Stock Option Plan, by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of the outstanding shares of Common Stock of Computron Software, Inc.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the average of the high and low selling prices per share of Common Stock of Computron Software, Inc. on September 6th, 1996, as reported on the Nasdaq National Market.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference

                  Computron Software, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission ("SEC"):

                  (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, filed with the SEC on April 1, 1996.

                  (b) The Registrant's Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 1996 and June 30, 1996, filed with the SEC on May 16, 1996 and August 14, 1996, respectively.

                  (c) The Registrant's Registration Statement No. 00-26358 on Form 8-A filed with the SEC on June 27, 1995, pursuant to Section 12(b) of the Securities Exchange Act of 1934, amended (the "1934 Act"), in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

                  (d) The Registrant's prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the "1933 Act") in connection with the Registration Statement No. 33-93990 on Form S-1 with the SEC on June 27, 1995, as amended, in which there is set forth audited financial statements for the Registrant's fiscal year ended December 31, 1994; and

                  All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  Description of Securities

         Not Applicable.

Item 5.  Interests of Named Experts and Counsel

         Not Applicable.

Item 6.  Indemnification of Directors and Officers

          Section 145 of the Delaware General Corporation Law authorizes a court to award or a corporation's Board of Directors to grant indemnification to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the 1933 Act. Article Eight of the Registrant's Fourth Amended and Restated Certificate of Incorporation provides for indemnification of its directors and officers and permissible indemnification of employees and other agents to the maximum extent permitted by the Delaware General Corporation Law. In addition, Registrant has obtained liability insurance for its officers and directors.

Item 7.  Exemption from Registration Claimed

         Not Applicable.

Item 8.  Exhibits

Exhibit Number    Exhibit
- --------------    -------

     4 Instruments Defining Rights of Stockholders. Reference is made to Registrant's Registration No. 00-26358 on Form 8-A which is incorporated herein by reference pursuant to Item 3(c) of this Registration Statement.

     5            Opinion and consent of Brobeck, Phleger & Harrison LLP.

    23.1          Consent of Arthur Andersen LLP - Independent Accountants.

    23.2          Consent of Brobeck, Phleger & Harrison LLP is contained in
                  Exhibit 5.

    24 Power of Attorney. Reference is made to page II-4 of this Registration Statement.

    99.1          1995 Stock Option Plan.

    99.2          Form of Notice of Grant of Stock Option.

    99.3          Form of Stock Option Agreement.

    99.4          Form of Addendum to Stock Option Agreement (Special Tax
                  Elections).

    99.5 Form of Addendum to Stock Option Agreement (Involuntary Termination Following Change in Control).

    99.6          Form of Stock Purchase Agreement.

    99.7          Form of Notice of Grant of Automatic Stock Option (Initial
                  Grant).

    99.8          Form of Notice of Grant of Automatic Option Grant (Annual
                  Grant).

    99.9          Form of Automatic Stock Option Agreement.

Item 9.  Undertakings

         A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof and
(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Registrant's 1995 Stock Option Plan.

         B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutherford, State of New Jersey, on this 3rd day of September, 1996.

                                    COMPUTRON SOFTWARE, INC.

                                    By: /s/ Adrian Peters
                                    -------------------------------------
                                    Adrian Peters
                                    Chief Executive Officer

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned officers and directors of Computron Software, Inc., a Delaware corporation, do hereby constitute and appoint Andreas Typaldos, the lawful attorney-in-fact and agent with full power and authority to do any and all acts and things and to execute any and all instruments which said attorney and agent, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms that said attorney and agent, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                Title                              Date
- ---------                -----                              ----

/s/ Adrian Peters        Chief Executive Officer            September 3, 1996
- -----------------------  (Principal Executive Officer)
ADRIAN PETERS

/s/ Richard C. Yonker    Vice President and Chief           September 3, 1996
- -----------------------  Financial Officer
RICHARD C. YONKER        (Principal Financial and
                         Accounting Officer)

Signature                Title                              Date
- ---------                -----                              ----

/s/ Elias Typaldos       Vice President, Research and       September 3, 1996
- -----------------------  Development Director
Elias Typaldos

/s/ Gennaro Vendome      Vice President, Enterprise Sales   September 3, 1996
- -----------------------  and Director
Gennaro Vendome

/s/ Andreas Typaldos     Chairman of the Board              September 3, 1996
- -----------------------
Andreas Typaldos

/s/ Gregory Kopchinsky   Director                           September 3, 1996
- -----------------------
Gregory Kopchinsky

/s/ Robert Migliorino    Director                           September 3, 1996
- -----------------------
Robert Migliorino

                         Director                                      , 1996
- -----------------------
Michel Berty

                         Director                                      , 1996
- -----------------------
William Vogel

                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number         Exhibit
- -------        -------
 4             Instruments Defining Rights of Stockholders. Reference is made to Registrant's Registration No. 00-26358 on Form 8-A which is incorporated herein by reference pursuant to Item 3(c) of this Registration Statement.

 5             Opinion and Consent of Brobeck, Phleger & Harrison LLP.

 23.1          Consent of Arthur Andersen LLP -- Independent Accountants.

 23.2          Consent of Brobeck, Phleger & Harrison LLP is contained in
               Exhibit 5.

 24 Power of Attorney. Reference is made to page II-4 of this Registration Statement.

 99.1          1995 Stock Option Plan.

 99.2          Form of Notice of Grant of Stock Option.

 99.3          Form of Stock Option Agreement.

 99.4          Form of Addendum to Stock Option Agreement (Special Tax
               Elections).

 99.5 Form of Addendum to Stock Option Agreement (Involuntary Termination Following Change in Control).

 99.6          Form of Stock Purchase Agreement.

 99.7          Form of Notice of Grant of Automatic Stock Option (Initial
               Grant).

 99.8          Form of Notice of Grant of Automatic Option Grant (Annual Grant).

 99.9          Form of Automatic Stock Option Agreement.